UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2016

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 8.01.	Other Events.

Issuance of $350 million of First Mortgage Bonds

On June 20, 2016, we expect to settle the issuance and sale of $350,000,000 in aggregate principal amount of our First Mortgage Bonds, 2.550% Series due 2026 (the “Bonds”), pursuant to an underwriting agreement dated June 13, 2016 with BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc. as representatives of the several underwriters listed therein, which is filed as Exhibit 1.1 hereto. The Bonds will be issued and secured by the Mortgage and Deed of Trust, dated July 1, 1939, between us and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank, as trustee (the “Mortgage”), as amended and supplemented by forty-five indentures supplemental thereto, in addition to the Forty-Second Supplemental (Reopening) Indenture and as to be amended and supplemented by an additional supplemental indenture thereto, to be dated as of June 20, 2016 (the “Forty-Sixth Supplemental Indenture”) (the Mortgage, as amended and supplemented, the “Amended Mortgage”).

We will pay interest on the Bonds on January 1 and July 1 of each year, beginning on January 1, 2017. Interest on the Bonds accrues from and including June 20, 2016 at a rate of 2.550% per year. Prior to April 1, 2026, we may redeem the Bonds, in whole at any time, or in part from time to time, at a redemption price equal to the greater of: (a) 100% of the principal amount of the Bonds to be redeemed, plus accrued and unpaid interest on those Bonds to but excluding the redemption date, or (b) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds to be redeemed that would be due if the bonds matured on April 1, 2026 (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 15 basis points, plus accrued and unpaid interest on those Bonds to but excluding the redemption date. On or after April 1, 2026, we may redeem the Bonds at any time in whole, or from time to time in part, at our option, at a redemption price equal to 100% of the principal amount redeemed, plus accrued and unpaid interest on those Bonds to but excluding the redemption date. The Bonds will be secured equally with all other bonds outstanding or hereafter issued under the Mortgage. The Bonds will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

The Bonds are being offered pursuant to a registration statement on Form S-3 (File No. 333-210266) previously filed with the Securities and Exchange Commission on March 18, 2016. The foregoing description of the Bonds and the Amended Mortgage is qualified by reference to the full text of the Amended Mortgage, which is filed as Exhibit 4(a) and Exhibit 4(b) to our Registration Statement No. 33-21739, Exhibit 4(o), Exhibit 4(p) and Exhibit 4(q) to our Annual Report on Form 10-K for the year ended December 1, 1992, Exhibit 4(r) to our Registration Statement No. 33-50069, Exhibit 4(s) to our Annual Report on Form 10-K for the year ended December 31, 1994, Exhibit 4(v) to our Annual Report on Form 10-K for the year ended December 31, 2000, Exhibit 4.1 to our Quarterly Report on Form 10-Q for the period ended March 31, 2002, Exhibits 4.1, 4.2 and 4.3 to our Current Report on Form 8-K filed on January 18, 2005,

Exhibit 4.1 to our Current Report on Form 8-K filed on June 30, 2005, Exhibit 4.1 to our Current Report on Form 8-K filed on November 24, 2008, Exhibit 4.1 to our Current Report on Form 8-K filed on February 28, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on May 16, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on March 22, 2013, Exhibit 4.1 to our Current Report on Form 8-K filed on August 12, 2013, Exhibit 4.1 to our Current Report on Form 8-K filed on November 6, 2015 and Exhibit 4.1 hereto, all of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 13, 2016, among Westar Energy, Inc. and BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc.

4.1	Form of Forty-Sixth Supplemental Indenture, dated as of June 20, 2016, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank

5.1	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1	Consent of Larry D. Irick (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: June 17, 2016	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 13, 2016, among Westar Energy, Inc. and BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc.

4.1	Form of Forty-Sixth Supplemental Indenture, dated as of June 20, 2016, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank

5.1	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1	Consent of Larry D. Irick (contained in Exhibit 5.1)

5